PIMCO Variable Insurance Trust

Supplement dated August 18, 2026 to the

Administrative Class Prospectus, Advisor Class and Class M Prospectus and Institutional Class

Prospectus, each dated April 30, 2026, each as supplemented from time to time; Prospectuses for each share class of the PIMCO All Asset Portfolio, each dated April 30, 2026, each supplemented from time to time (collectively the “Prospectuses”) and the Statement of Additional Information (the “SAI”), dated April 30, 2026, as supplemented from time to time

Disclosure Related to the PIMCO All Asset Portfolio

Effective immediately, Research Affiliates, LLC is re-named Syzygy Asset Management. Therefore, effective immediately, all references to Research Affiliates, LLC and Research Affiliates in the Prospectuses and the SAI are replaced with Syzygy Asset Management.

Investors Should Retain This Supplement for Future Reference

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